Exhibit 99.1

       Baird Conference November 12, 2020

2 sensient.com FORWARD-LOOKING STATEMENTS This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2020 Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the impact and uncertainty created by the ongoing COVID-19 pandemic, including, but not limited to, its effects on our employees, facilities, customers and suppliers, the availability and cost of raw materials and other supplies, logistics and transportation, governmental regulations and restrictions, and general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts and acquisition and divestiture activities; the success of the Company’s efforts to explore strategic alternatives for certain non-core product lines; the effectiveness of the Company’s past restructuring activities; changes in costs of raw materials, including energy; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This release contains timesensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 3  sensient.com  NON-GAAP FINANCIAL MEASURES  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (2) adjusted results by segment (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (3) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, the results of product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (4) free cash flow (which is net cash provided by operating activities less capital expenditures), and (5) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the product lines divested or to be divested, the divestiture and other related costs, and operational improvement plan costs). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this document and on our website at www.sensient.com for reconciliations and additional information.

 4        sensient.com  Over 135 years of Industry Leadership  Industry leading provider of specialized solutionsApplications and sales expertise to serve small entrepreneurialbusinesses to major international manufacturersServing the food and beverage, pharmaceutical, nutraceutical,cosmetic and personal care markets

 5        sensient.com  Innovative Technologies Creating Unique Solutions  Applications expertise and solutions-based sellingHigh impact relative to costTechnically-driven products that are difficult to replaceStrong consumer trendsOpportunities to grow organically and through M&A

 6        sensient.com  Focusing our portfolio and strengthening our commitment to the end markets  Investing in core focus areas of Flavors and Extracts, NaturalIngredients, Food and Pharmaceutical Colors, and Personal CareDivesting non-core product lines (inks, fragrances, and yogurt fruit prep product lines) where Sensient lacks scale to competeThe sale of these product lines solidifies our focus on core strategic businesses and improves the Company’s future growth profile

                         7  sensient.com            Color Group2019 Revenue: $535MCore Areas of Focus: Food and Pharmaceutical Colors and Personal CareFlavors and Extracts Group2019 Revenue: $700MCore Areas of Focus: Flavors and Extracts, Natural Ingredients, and Other Flavor IngredientsAsia Pacific Group2019 Revenue: $118MCore Areas of Focus: Flavors and Colors for food and beverage  Global Revenue by Group  * 2019 Global Revenues include intercompany sales which are eliminated on a consolidated basis.

                         8  sensient.com          Global market leaderNatural color innovatorUnmatched innovation & applications expertise      Color Group

Color Overview



2019 Revenue $535 Million

Food and Pharmaceutical

(Previously named Food and Beverage)

63% of 2019 Segment Revenue

LC Revenue	Change
Q3 '20	+3.2%
YTD '20	+3.3%

- Market trend toward natural colors in food and beverage
- Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts

Personal Care

30% of 2019 Segment Revenue

LC Revenue	Change
Q3 '20	(11.8%)
YTD '20	(10.8%)

- Demand for innovative products with multiple benefits
- Product line includes formulation aides and ingredients for color cosmetics, hair care, and skin care

Inks

7% of 2019 Segment Revenue

- Completed divestiture in June 2020

** Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

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 10      sensient.com  Flavors & Extracts Group  Broad product offeringUnique ability to service global,regional, and local customersLeading technology platformsUnmatched applicationsexpertise

 11      sensient.com  Flavors & Extracts Overview  Flavors, Extracts, and Flavor Ingredients  54% of 2019 Segment Revenue      LC Revenue Change Q3 ’20 +11.9%YTD ’20 +4.4%  Opportunities for on trend products with extracts, taste modulation, and natural flavors  NaturalIngredients  31% of 2019 Segment Revenue      LC Revenue ChangeQ3 ’20 +14.5%YTD ’20 +12.1%  Leading provider of dehydrated onion, garlic, and other products  Fragrances  12% of 2019 Segment Revenue      LC Revenue Change Q3 ’20 (11.0%)YTD ’20 (2.8%)  Targeted for divestiture  Yogurt Fruit Prep  3% of 2019 Segment Revenue    Completed divestiture in September 2020  2019 Revenue $700 Million  * Local-currency (LC) revenue is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 12        sensient.com  Asia Pacific Group  Sensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segmentManufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India; R&D capabilities in Singapore, Thailand, and ChinaAnnual revenues of $118 million and operating income of $19 million in 2019Strong long-term growth potential

2020 Year to Date Highlights



Flavors & Extracts Group sales were up 7.2%, driven by strong sales in Natural Ingredients and continued growth in Flavors, Extracts, and Flavor Ingredients

Color Group sales were down slightly due to continued lower demand for makeup in the Personal Care business

Food and Pharmaceutical color sales were up 3.3% in local currency

Asia Pacific Group revenue was up low-single digits and profit grew double-digits

Divested the Inks business in June and the yogurt fruit prep product line in September

Operational improvement plan initiated to reduce costs, primarily through the consolidation of certain cosmetic manufacturing operations

*Local-currency revenue is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

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 14      sensient.com  2020 Year to Date Results  Adjusted Local Currency    Revenue        Operating Income        Q1  Q2  Q3  YTD  Q1  Q2  Q3  YTD  Total Company  3.1%  Flat  6.1%  3.0%  (7.2%)  (11.8%)  10.1%  (3.9%)  Color  2.8%  (5.1%)  (1.5%)  (1.2%)  0.3%  (11.9%)  3.0%  (3.1%)  Flavors & Extracts  3.6%  5.7%  12.9%  7.2%  (14.5%)  8.0%  24.1%  4.0%  Asia Pacific  8.5%  (1.4%)  2.1%  3.0%  19.2%  16.4%  15.5%  16.9%  Adjusted Local Currency  Q1  Q2  Q3  YTD  Adjusted Local Currency Diluted EPS*  (5.1%)  (9.9%)  6.8%  (3.4%)  Adjusted Local Currency EBITDA*  (4.5%)  (4.3%)  8.9%  (0.4%)  * Local-currency adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 15        sensient.com  Financial Outlook  Sensient has maintained its GAAP and adjusted earnings per share guidancethroughout 2020:GAAP guidance $2.10 - $2.35 Adjusted guidance $2.60 - $2.80Despite improving operational performance, growth in Sensient’s operating income and earnings per share in 2020 has been impacted by higher non-cash performance based equity expense and a higher income tax rate.Long-term expectations are for mid-single digit revenue growth across each segment and improving EBIT margins, particularly within the Flavors and Extracts Group.  * Local-currency revenue is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 16      sensient.com  Capital Allocation  Prioritize ROI capital projects  Maintain dividend payout ratio  Debt reduction to maintain targetedleverage  Maintain financial flexibility to pursue M&A  Excess capital returned to shareholdersthrough opportunistic share repurchases                                    $137  $177  $50  $87  $77  $48  $48  $50  $54  $57  $62  $79  $80  $81  $56  $51  $39  $8  $31  $25  $9  $87  $-  $50  $100  $150  $200  $250  $300  $350  2014  2015  2016  2017  2018  2019  DOLLARS IN MILLIONS        Share Repurchase    Acquisitions  Dividends    Debt Repayments  Capital Expenditures

 17      sensient.com  Why Invest?    Strong competitive position‘Sticky’ business (& low portion of customer costs) Global presenceExposure to stable and growing markets Focused on improving returns and on growth

ESG Information

Click here to access our

2019 CORPORATE RESPONSIBILITY REPORT

Environmental	Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources. • Long-term goals to **reduce** Energy, Water, and Hazardous **Waste intensity** • Seed-to-shelf program focused on **sustainable supply chain** • Emphasis on new products and technologies that **minimize waste and environmental impacts** • **Chemical Risk Strategy** implemented to identify and reduce risk in our portfolio
Social	Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities. • Sensient's Code of Conduct and Supplier Code of Conduct require **strong ethical behavior**, **fair employment practices, and strict human rights practices** and **product safety standards** • Robust product, environmental, and raw material **safety programs** designed to **exceed industry standards**. • Raw material **traceability and sustainability** programs • **Support for our local communities** through volunteerism, financial donations, sponsorships, and employee education opportunities
Governance	Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices through our comprehensive corporate governance framework. • Board comprised of a majority of **independent directors** with diverse and accomplished backgrounds. • Committed to **board diversity and refreshment,** we are a 2020 Women on Boards Winning Company for the seventh year in a row and we have added seven new directors over the past five years. 40% of our Board is female. • Robust Code of Conduct built on a foundation of **ethics, safety and quality, and professionalism** resulting in ethical and lawful conduct of our business. • Executive **compensation strongly tied to performance**.

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 19  sensient.com  Investor Relations Contact  Contact:  Amy Agallar  E-mail:  investor.relations@sensient.com  Phone: 1 414 347 3827Website: www.sensient.com

 APPENDIX – NON-GAAP TABLES

                       21  sensient.com  Q1 Non-GAAP Financial Measures  EPS Calculations may not foot due to roundingdifferences  Non-GAAP Financial MeasuresWithin the following tables, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, and adjusted diluted EPS (which exclude the results of the product lines to be divested and the divestiture and other related costs), (2) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, the results of product lines to be divested, and the divestiture and other related costs), and (3) adjusted EBITDA (which excludes non-cash share based compensation expense, the results of the product lines to be divested and the divestiture and other related costs).The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.      Three Months Ended    Three Months Ended      March 31, 2020    March 31, 2019    Revenue (GAAP)  $ 350,677    $ 347,513    Revenue of the product lines to be divested  (36,585)    (39,021)    Adjusted revenue  $ 314,092    $ 308,492    Operating income (GAAP)  $ 34,561    $ 49,420    Divestiture & other related costs – Cost of products sold  190    -    Divestiture & other related costs – Selling and administrative expenses  11,653    -    Operating income of the product lines to be divested  (1,385)    (32)    Adjusted operating income  $ 45,019    $ 49,388    Net earnings (GAAP)  $ 20,773    $ 32,807    Divestiture & other related costs, before tax  11,843    -    Tax impact of divestiture & other related costs  (934)    -    Net earnings of the product lines to be divested, before tax  (1,385)    (32)    Tax impact of the product lines to be divested  297    11    Adjusted net earnings  $ 30,594    $ 32,786    Diluted earnings per share (GAAP)  $ 0.49    $ 0.78    Divestiture & other related costs, net of tax  0.26    -    Result of operations of the product lines to be divested, net of tax  (0.03)        Adjusted diluted EPS  $ 0.72    $ 0.78

 22  sensient.com  Q1 Non-GAAP Financial Measures (Cont’d)Q  * Local-currency revenue, adjusted revenue, operating income, adjusted operating income, diluted EPS, and adjusted EBITDA are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at www.sensient.com.  The following table summarizes the percentage change in the 2020 results compared to the 2019 results for the corresponding periods:Three Months Ended March 31, 2020  Revenue  Total    Foreign Exchange Rates    Product Lines to be Divested    Adjusted Local Currency  Flavors & Fragrances  1.6%    (1.1%)    (0.9%)    3.6%  Color  (0.3%)    (2.2%)    (0.9%)    2.8%  Asia Pacific  6.8%    (1.7%)    0.0%    8.5%  Total Revenue  0.9%    (1.6%)    (0.6%)    3.1%  Operating Income Flavors & Fragrances  (9.7%)    (0.9%)    5.7%    (14.5%)  Color  (1.8%)    (2.3%)    0.2%    0.3%  Asia Pacific  19.9%    0.7%    0.0%    19.2%  Corporate & Other  159.0%    0.0%    145.8%    13.2%  Operating Income  (30.1%)    (1.8%)    (21.1%)    (7.2%)  Diluted Earnings Per Share  (37.2%)    (2.6%)    (29.5%)    (5.1%)  Adjusted EBITDA  (6.0%)    (1.5%)    N/A    (4.5%)

 23  sensient.com  Q1 Non-GAAP Financial Measures (Cont’d)  The following table summarizes the percentage change in the 2020 results compared to the 2019 results for the corresponding periods:Three Months Ended March 31, 2020  Revenue  Total    Foreign Exchange Rates    Local Currency  Flavors, Extracts and Flavor Ingredients  (2.0%)    (1.2%)    (0.8%)  Natural Ingredients  12.5%    0.0%    12.5%  Fragrances  (4.2%)    (3.2%)    (1.0%)  Yogurt Fruit Prep  (6.8%)    0.0%    (6.8%)  Flavors & Fragrances Group  1.6%    (1.1%)    2.7%  Food & Beverage and Pharmaceutical  2.2%    (2.1%)    4.3%  Personal Care  (2.6%)    (2.4%)    (0.2%)  Inks  (11.4%)    (1.5%)    (9.9%)  Color Group  (0.3%)    (2.2%)    1.9%  Asia Pacific  6.8%    (1.7%)    8.5%  Total revenue including product lines to be divested  0.9%    (1.6%)    2.5%

Q2 Non-GAAP Financial Measures

Non-GAAP Financial Measures

Within the following tables, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, and adjusted diluted EPS (which exclude the results of the product lines divested or to be divested and the divestiture and other related costs), (2) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, the results of product lines divested or to be divested, and the divestiture and other related costs), and (3) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the product lines divested or to be divested and the divestiture and other related costs)

The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report and the Company's SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
Revenue (GAAP)	$ 323,090	$ 339,186	$ 673,767	$ 686,699
Revenue of the product lines divested or to be divested	(28,217)	(36,356)	(64,802)	(75,377)
Adjusted revenue	$ 294,873	$ 302,830	$ 608,965	$ 611,322
Operating income (GAAP)	$ 42,125	$ 47,368	$ 76,686	$ 96,788
Divestiture & other related costs – Cost of products sold	1,749	-	1,939	-
Divestiture & other related costs (income) – Selling and administrative expenses	(3,276)	-	8,377	-
Operating income of the product lines divested or to be divested	(331)	(345)	(1,716)	(377)
Adjusted operating income	$ 40,267	$ 47,023	$ 85,286	$ 96,411
Net earnings (GAAP)	$ 30,620	$ 34,331	$ 51,393	$ 67,138
Divestiture & other related costs (income), before tax	(1,527)	-	10,316	-
Tax impact of divestiture & other related costs	509	-	(425)	-
Net earnings of the product lines divested or to be divested, before tax	(331)	(345)	(1,716)	(377)
Tax impact of the product lines divested or to be divested	203	105	500	116
Adjusted net earnings	$ 29,474	$ 34,091	$ 60,068	$ 66,877
Diluted earnings per share (GAAP)	$ 0.72	$ 0.81	$ 1.21	$ 1.59
Divestiture & other related costs, net of tax	(0.02)	-	0.23	-
Result of operations of the product lines divested or to be divested, net of tax	-	(0.01)	(0.03)	(0.01)
Adjusted diluted earnings per share	$ 0.70	$ 0.81	$ 1.42	$ 1.58

EPS Calculations may not foot due to rounding differences

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Q2 Non-GAAP Financial Measures (Cont'd)

The following table summarizes the percentage change in the 2020 results compared to the 2019 results for the corresponding periods:

	Three Months Ended June 30, 2020				Six Months Ended June 30, 2020			
Revenue	Total	Foreign Exchange Rates	Product Lines Divested or to be Divested	Adjusted Local Currency	Total	Foreign Exchange Rates	Product Lines Divested or to be Divested	Adjusted Local Currency
Flavors & Fragrances	1.9%	(2.0%)	(1.8%)	5.7%	1.8%	(1.5%)	(1.3%)	4.6%
Color	(12.7%)	(4.4%)	(3.2%)	(5.1%)	(6.4%)	(3.3%)	(2.0%)	(1.1%)
Asia Pacific	(3.9%)	(2.5%)	0.0%	(1.4%)	1.4%	(2.1%)	0.0%	3.5%
Total Revenue	**(4.7%)**	**(2.9%)**	**(1.8%)**	**0.0%**	**(1.9%)**	**(2.3%)**	**(1.2%)**	**1.6%**
Operating Income								
Flavors & Fragrances	13.5%	(1.3%)	6.8%	8.0%	1.0%	(1.1%)	6.2%	(4.1%)
Color	(20.1%)	(3.7%)	(4.5%)	(11.9%)	(10.6%)	(3.0%)	(2.1%)	(5.5%)
Asia Pacific	15.4%	(0.9%)	(0.1%)	16.4%	17.7%	0.0%	(0.1%)	17.8%
Corporate & Other	62.6%	0.0%	(32.1%)	94.7%	123.4%	0.0%	80.1%	43.3%
Total Operating Income	**(11.1%)**	**(2.9%)**	**3.6%**	**(11.8%)**	**(20.8%)**	**(2.3%)**	**(9.1%)**	**(9.4%)**
Diluted Earnings Per Share	**(11.1%)**	**(2.5%)**	**1.3%**	**(9.9%)**	**(23.9%)**	**(2.5%)**	**(13.8%)**	**(7.6%)**
Adjusted EBITDA	**(6.7%)**	**(2.4%)**	**N/A**	**(4.3%)**	**(6.3%)**	**(1.9%)**	**N/A**	**(4.4%)**

** Local-currency adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document and on our website at www.sensient.com.*

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Q2 Non-GAAP Financial Measures (Cont'd)

The following table summarizes the percentage change in the 2020 results compared to the 2019 results for the corresponding periods:

	Three Months Ended June 30, 2020			Six Months Ended June 30, 2020		
Revenue	Total	Foreign Exchange Rates	Local Currency	Total	Foreign Exchange Rates	Local Currency
Flavors, Extracts and Flavor Ingredients	1.2%	(2.6%)	3.8%	(0.4%)	(1.9%)	1.5%
Natural Ingredients	9.2%	0.0%	9.2%	10.8%	0.0%	10.8%
Fragrances	(0.4%)	(4.0%)	3.6%	(2.4%)	(3.5%)	1.1%
Yogurt Fruit Prep	(40.2%)	0.0%	(40.2%)	(24.3%)	0.0%	(24.3%)
Flavors & Fragrances Group	**1.9%**	**(2.0%)**	**3.9%**	**1.8%**	**(1.5%)**	**3.3%**
Food & Beverage and Pharmaceutical	(2.0%)	(4.4%)	2.4%	0.1%	(3.3%)	3.4%
Personal Care	(24.8%)	(3.4%)	(21.4%)	(13.2%)	(2.9%)	(10.3%)
Inks	(62.1%)	(7.1%)	(55.0%)	(35.2%)	(4.1%)	(31.1%)
Color Group	**(12.7%)**	**(4.4%)**	**(8.3%)**	**(6.4%)**	**(3.3%)**	**(3.1%)**
Asia Pacific	**(3.9%)**	**(2.5%)**	**(1.4%)**	**1.4%**	**(2.1%)**	**3.5%**
Total revenue including product lines divested or to be divested	**(4.7%)**	**(2.9%)**	**(1.8%)**	**(1.9%)**	**(2.3%)**	**0.4%**

**Local-currency revenue is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation at the end of this document and on our website at www.sensient.com.*

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Q3 Non-GAAP Financial Measures

Non-GAAP Financial Measures

Within the following tables, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (2) adjusted results by segment (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (3) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, the results of product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (4) free cash flow (which is net cash provided by operating activities less capital expenditures), and (5) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the product lines divested or to be divested, the divestiture and other related costs, and operational improvement plan costs).

The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report and the Company's SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Revenue (GAAP)	$ 323,566	$ 317,650	$ 997,333	$ 1,004,349
Revenue of the product lines divested or to be divested	(23,588)	(34,112)	(88,390)	(109,489)
Adjusted revenue	$ 299,978	$ 283,538	$ 908,943	$ 894,860
Operating income (GAAP)	$ 41,155	$ 38,788	$ 117,841	$ 135,576
Divestiture & other related costs (income) – Cost of products sold	(148)	-	1,791	-
Divestiture & other related costs – Selling and administrative expenses	312	-	8,689	-
Operating income of the product lines divested or to be divested	(2,449)	(856)	(4,165)	(1,233)
Operational improvement plan – Cost of products sold	35	-	35	-
Operational improvement plan – Selling and administrative expenses	2,606	-	2,606	-
Adjusted operating income	$ 41,511	$ 37,932	$ 126,797	$ 134,343
Net earnings (GAAP)	$ 32,910	$ 31,871	$ 84,303	$ 99,009
Divestiture & other related costs, before tax	164	-	10,480	-
Tax impact of divestiture & other related costs	(787)	-	(1,212)	-
Net earnings of the product lines divested or to be divested, before tax	(2,449)	(856)	(4,165)	(1,233)
Tax impact of the product lines divested or to be divested	655	87	1,155	203
Operational improvement plan costs, before tax	2,641	-	2,641	-
Tax impact of operational improvement plan	(656)	-	(656)	-
Adjusted net earnings	$ 32,478	$ 31,102	$ 92,546	$ 97,979
Diluted earnings per share (GAAP)	$ 0.78	$ 0.75	$ 1.99	$ 2.34
Divestiture & other related costs (income), net of tax	(0.01)	-	0.22	-
Result of operations of the product lines divested or to be divested, net of tax	(0.04)	(0.02)	(0.07)	(0.02)
Operational improvement plan costs, net of tax	0.05	-	0.05	-
Adjusted diluted earnings per share	$ 0.77	$ 0.74	$ 2.19	$ 2.32

Note: EPS Calculations may not foot due to rounding differences

SENSIENT
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sensient.com

28 sensient.com Q3 Non-GAAP Financial Measures (Cont’d) Revenue Total Foreign Exchange Rates Divestiture & Operational Improvement Plan Impact Adjusted Local Currency Total Foreign Exchange Rates Divestiture & Operational Improvement Plan Impact Adjusted Local Currency Flavors & Extracts 9.1% 0.5% (4.3%) 12.9% 4.1% (0.8%) (2.3%) 7.2% Color (8.3%) (1.2%) (5.6%) (1.5%) (7.0%) (2.6%) (3.2%) (1.2%) Asia Pacific 2.0% 0.4% (0.5%) 2.1% 1.6% (1.2%) (0.2%) 3.0% Total Revenue 1.9% (0.2%) (4.0%) 6.1% (0.7%) (1.6%) (2.1%) 3.0% Operating Income Flavors & Extracts 35.5% (0.3%) 11.7% 24.1% 11.0% (0.9%) 7.9% 4.0% Color 0.5% (0.4%) (2.1%) 3.0% (7.4%) (2.3%) (2.0%) (3.1%) Asia Pacific 13.3% (1.4%) (0.8%) 15.5% 16.0% (0.5%) (0.4%) 16.9% Corporate & Other 61.6% 0.0% 36.7% 24.9% 100.3% 0.0% 63.8% 36.5% Total Operating Income 6.1% (0.6%) (3.4%) 10.1% (13.1%) (1.8%) (7.4%) (3.9%) Diluted Earnings Per Share 4.0% 0.0% (2.8%) 6.8% (15.0%) (1.8%) (9.8%) (3.4%) Adjusted EBITDA 8.6% (0.3%) N/A 8.9% (1.9%) (1.5%) N/A (0.4%) Three Months Ended September 30, 2020 Nine Months Ended September 30, 2020 The following table summarizes the percentage change in the 2020 results compared to the 2019 results for the corresponding periods:

 29  sensient.com  Q3 Non-GAAP Financial Measures (Cont’d)  Note: *Inks was divested in June 2020 and Yogurt Fruit Prep was divested in September 2020.  Revenue  Total    Foreign Exchange Rates    Local Currency    Total    Foreign Exchange Rates    Local Currency  Flavors, Extracts and Flavor Ingredients  11.9%    0.0%    11.9%    3.1%    (1.3%)    4.4%  Natural Ingredients  14.5%    0.0%    14.5%    12.0%    (0.1%)    12.1%  Fragrances  (7.0%)    4.0%    (11.0%)    (3.9%)    (1.1%)    (2.8%)  Yogurt Fruit Prep*  (32.3%)    0.0%    (32.3%)    (26.6%)    0.0%    (26.6%)  Flavors & Extracts Group  9.1%    0.5%    8.6%    4.1%    (0.8%)    4.9%  Food and Pharmaceutical  2.0%    (1.2%)    3.2%    0.7%    (2.6%)    3.3%  Personal Care  (12.6%)    (0.8%)    (11.8%)    (13.0%)    (2.2%)    (10.8%)  Inks*  (93.5%)    (2.4%)    (91.1%)    (52.3%)    (3.6%)    (48.7%)  Color Group  (8.3%)    (1.2%)    (7.1%)    (7.0%)    (2.6%)    (4.4%)  Asia PacificTotal revenue including product lines divested or to be divested  2.0%1.9%    0.4%(0.2%)    1.6%2.1%    1.6%(0.7%)    (1.2%)(1.6%)    2.8%0.9%  Three Months Ended September 30, 2020  Nine Months Ended September 30, 2020

 30      sensient.com  Q1 Divested Operations  Results by Segment  Three Months Ended March 31,              Revenue 2020    Product Linesto be divested    Adjusted2020    2019    Product Linesto be divested    Adjusted2019    Flavors & Fragrances  $ 186,498    $ (27,445)    $ 159,053    $ 183,553    $ (28,806)    $ 154,747  Color  143,495    (9,072)    134,423    143,879    (10,280)    133,599  Asia Pacific  30,449    (121)    30,328    28,519    (108)    28,411  Intersegment elimination  (9,765)    53    (9,712)    (8,438)    173    (8,265)  Consolidated  $ 350,677    $ (36,585)    $ 314,092    $ 347,513    $ (39,021)    $ 308,492  Operating Income                        Flavors & Fragrances  $ 20,871    $ (1,218)    $ 19,653    $ 23,125    $ 107    $ 23,232  Color  29,664    (133)    29,531    30,199    (110)    30,089  Asia Pacific  5,059    (34)    5,025    4,218    (29)    4,189  Corporate & Other  (21,033)    11,843    (9,190)    (8,122)    -    (8,122)  Consolidated  $ 34,561    $ 10,458    $ 45,019    $ 49,420    $ (32)    $ 49,388

 31      sensient.com  Q2 Divested Operations  Results by Segment  Revenue  2020    Product Linesdivested or to be divested    Adjusted 2020    2019    Product Linesdivested or to be divested    Adjusted 2019  Flavors & Fragrances  $ 183,611    $ (24,742)    $ 158,869    $ 180,134    $ (27,295)    $ 152,839  Color  121,296    (3,501)    117,795    138,912    (9,134)    129,778  Asia Pacific  27,873    (213)    27,660    29,002    (218)    28,784  Intersegment elimination   (9,690)     239      (9,451)     (8,862)     291      (8,571)  Consolidated   $ 323,090      $ (28,217)     $ 294,873      $ 339,186      $ (36,356)     $ 302,830   Operating Income                        Flavors & Fragrances  $ 22,752    $ (1,619)    $ 21,133    $ 20,050    $ (195)    $ 19,855  Color  22,263    1,347    23,610    27,877    (95)    27,782  Asia Pacific  4,849    (59)    4,790    4,201    (55)    4,146  Corporate & Other   (7,739)     (1,527)     (9,266)     (4,760)     -      (4,760)  Consolidated   $ 42,125      $ (1,858)     $ 40,267      $ 47,368      $ (345)     $ 47,023   Three Months Ended June 30,

 32      sensient.com  Q3 Divested Operations  Results by Segment        Divestiture &Operational Improvement    Adjusted        Divestiture    Adjusted  Revenue  2020    Plan Impact    2020    2019    Impact    2019  Flavors & Extracts  $ 182,866    $ (22,978)    $ 159,888    $ 167,577    $ (25,954)    $ 141,623  Color  116,414    (669)    115,745    127,005    (8,176)    118,829  Asia Pacific  30,740    (68)    30,672    30,125    (237)    29,888  Intersegment elimination   (6,454)     127      (6,327)     (7,057)     255      (6,802)  Consolidated   $ 323,566      $ (23,588)     $ 299,978      $ 317,650      $ (34,112)     $ 283,538   Operating Income                        Flavors & Extracts  $ 23,844    $ (2,241)    $ 21,603    $ 17,600    $ (109)    $ 17,491  Color  23,559    (185)    23,374    23,436    (689)    22,747  Asia Pacific  6,123    (23)    6,100    5,406    (58)    5,348  Corporate & Other   (12,371)     2,805      (9,566)     (7,654)     -      (7,654)  Consolidated   $ 41,155      $ 356      $ 41,511      $ 38,788      $ (856)     $ 37,932   Three Months Ended September 30,

 33      sensient.com  YTD Divested Operations  Results by Segment        Divestiture &Operational Improvement    Adjusted        Divestiture    Adjusted  Revenue  2020    Plan Impact    2020    2019    Impact    2019  Flavors & Extracts  $ 552,975    $ (75,165)    $ 477,810    $ 531,264    $ (82,055)    $ 449,209  Color  381,205    (13,242)    367,963    409,796    (27,590)    382,206  Asia Pacific  89,062    (402)    88,660    87,646    (563)    87,083  Intersegment elimination   (25,909)     419      (25,490)     (24,357)     719      (23,638)  Consolidated   $ 997,333      $ (88,390)     $ 908,943      $ 1,004,349      $ (109,489)     $ 894,860   Operating Income                        Flavors & Extracts  $ 67,467    $ (5,078)    $ 62,389    $ 60,775    $ (197)    $ 60,578  Color  75,486    1,029    76,515    81,512    (894)    80,618  Asia Pacific  16,031    (116)    15,915    13,825    (142)    13,683  Corporate & Other   (41,143)     13,121      (28,022)     (20,536)     -      (20,536)  Consolidated   $ 117,841      $ 8,956      $ 126,797      $ 135,576      $ (1,233)     $ 134,343   Nine Months Ended September 30,

                         34  sensient.com